Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Allan Rowley, Chief Financial Officer of MGT Capital Investments, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)    the Annual Report on Form 10-K of the Company for the year ended December 31, 2007 and 2006 (the “Report”) fully complies with the requirements of  Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ ALLAN ROWLEY
Allan Rowley
Chief Financial Officer

March 17, 2008

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